UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020 (December 18, 2020)
Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue
New York,	NY	10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to the Board of Directors

On December 18, 2020, Paul Michaels resigned as a director of the Board of Directors (the “Board”) of Coty Inc. (NYSE: COTY) (the “Company”) after five years of Board service. Mr. Michael’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On December 18, 2020, the Board increased its size to thirteen (13) directors and appointed Mariasun Aramburuzabala and Anna Makanju as members of the Board, in each case effective as of December 18, 2020, with a term expiring at the 2021 annual meeting of the Company's stockholders and until her respective successor is duly elected and qualified. In addition, the Board appointed Ms. Aramburuzabala to the Board’s Remuneration and Nomination Committee, also effective as of December 18, 2020. No decision has been made with respect to the naming of Ms. Makanju to any committees of the Board. Each will participate in the compensation arrangements for non-employee directors as described in the Company’s Proxy Statement filed with the Commission on September 24, 2020.

There are no arrangements or understandings between Ms. Aramburuzabala or Ms. Makanju and any other persons pursuant to which either of them was appointed as director. There are no transactions in which Ms. Aramburuzabala or Ms. Makanju has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing these board changes is attached to this Current Report on Form 8-K as Exhibit 99.1. A copy of the press release is also available on its website at www.investors.coty.com, under the “Investor News” tab.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits:

Exhibit No.	Description
99.1	Press Release announcing changes to Board of Directors, dated December 21, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: December 21, 2020	By:	/s/ Kristin Blazewicz
Kristin Blazewicz
Chief Legal Officer, General Counsel and Secretary